Exhibit 99.1

Amazon to Acquire Whole Foods Market

Whole Foods Market ranked #28 and Amazon ranked #2 on Fortune’s 2017 list of World’s Most Admired Companies

June 16, 2017—Seattle, Wash. & Austin, Texas—Amazon (NASDAQ:AMZN) and Whole Foods Market, Inc. (NASDAQ:WFM) today announced that they have entered into a definitive merger agreement under which Amazon will acquire Whole Foods Market for $42 per share in an all-cash transaction valued at approximately $13.7 billion, including Whole Foods Market’s net debt.

“Millions of people love Whole Foods Market because they offer the best natural and organic foods, and they make it fun to eat healthy,” said Jeff Bezos, Amazon founder and CEO. “Whole Foods Market has been satisfying, delighting and nourishing customers for nearly four decades – they’re doing an amazing job and we want that to continue.”

“This partnership presents an opportunity to maximize value for Whole Foods Market’s shareholders, while at the same time extending our mission and bringing the highest quality, experience, convenience and innovation to our customers,” said John Mackey, Whole Foods Market co-founder and CEO.

Whole Foods Market will continue to operate stores under the Whole Foods Market brand and source from trusted vendors and partners around the world. John Mackey will remain as CEO of Whole Foods Market and Whole Foods Market’s headquarters will stay in Austin, Texas.

Completion of the transaction is subject to approval by Whole Foods Market’s shareholders, regulatory approvals and other customary closing conditions. The parties expect to close the transaction during the second half of 2017.

About Amazon

Amazon is guided by four principles: customer obsession rather than competitor focus, passion for invention, commitment to operational excellence, and long-term thinking. Customer reviews, 1-Click shopping, personalized recommendations, Prime, Fulfillment by Amazon, AWS, Kindle Direct Publishing, Kindle, Fire tablets, Fire TV, Amazon Echo, and Alexa are some of the products and services pioneered by Amazon. For more information, visit www.amazon.com/about and follow @AmazonNews.

About Whole Foods Market

Founded in 1978 in Austin, Texas, Whole Foods Market is the leading natural and organic foods supermarket, the first national “Certified Organic” grocer, and uniquely positioned as America’s Healthiest Grocery Store™. In fiscal year 2016, the Company had sales of approximately $16 billion and has more than 460 stores in the United States, Canada, and the United Kingdom. Whole Foods Market employs approximately 87,000 team members and has been ranked for 20 consecutive years as one of the “100 Best Companies to Work For” in America by Fortune magazine. For more information, please visit www.WholeFoodsMarket.com or @WholeFoods on Twitter.

Amazon contact info:

Media Hotline

Amazon-pr@amazon.com

www.amazon.com/pr

Whole Foods Market contact info:

Brooke Buchanan

Brooke.buchanan@wholefoods.com

(512) 542-0751

Cautionary Statement Regarding Amazon Forward-Looking Statements

Amazon’s statements related to the proposed merger with Whole Foods Market contain forward-looking statements, including statements regarding expected benefits of the merger, the timing of the transaction, and financing of the transaction. Actual results could differ materially from those projected or forecast in the forward-looking statements. Factors that could cause actual results to differ materially include the following: Whole Foods Market shareholders may not approve the transaction; the conditions to the completion of the transaction may not be satisfied, or the regulatory approvals required for the transaction may not be obtained on the terms expected, on the anticipated schedule, or at all; long-term financing may not be available on favorable terms, or at all; closing of the transaction may not occur or may be delayed, either as a result of litigation related to the transaction or otherwise; the parties may be unable to achieve the anticipated benefits of the transaction; revenues following the transaction may be lower than expected; operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; the Company may assume unexpected risks and liabilities; completing the merger may distract the Company’s management from other important matters; and the other factors discussed in “Risk Factors” in Amazon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and in Amazon’s other filings with the SEC, which are available at http://www.sec.gov. Amazon assumes no obligation to update the information in the communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Cautionary Statement Regarding Whole Foods Market Forward-Looking Statements

Certain statements in this communication constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are often identified by words such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “see,” “continue,” “could,” “can,” “may,” “will,” “likely,” “depend,” “should,” “would,” “plan,” “predict,” “target,” and similar expressions, and may include references to assumptions and relate to Whole Foods Market’s future prospects, developments and business strategies. Except for the historical information contained herein, the matters discussed in this communication are forward-looking statements that involve risks and uncertainties that may cause Whole Foods Market’s actual results to be materially different from such forward-looking statements and could materially adversely affect its business, financial condition, operating results and cash flows. These risks and uncertainties include the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the failure to obtain the approval of Whole Foods Market’s shareholders or required regulatory clearances or the failure to satisfy any of the other closing conditions to the Merger; potential disruption of management’s attention from Whole Foods Market’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on the ability of Whole Foods Market to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; general business conditions; changes in overall economic conditions that impact consumer spending; the impact of competition; and other factors which are often beyond the control of Whole Foods Market, as well other risks listed in Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 and risks and uncertainties not presently known to Whole Foods Market or that Whole Foods Market currently deems immaterial. Whole Foods Market wishes to caution you that you should not place undue reliance on such forward-looking statements, which speak only as of the date on which they were made. Whole Foods Market does not undertake any obligation to update forward-looking statements, except as required by law.

Important Additional Information and Where to Find It

In connection with the proposed transaction, Whole Foods Market will file with the SEC and mail or otherwise provide to its shareholders a proxy statement regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, WHOLE FOODS MARKET’S SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents that Whole Foods Market files with the SEC (when available) from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com/. In addition, the proxy statement and other documents filed by Whole Foods Market with the SEC (when available) may be obtained from Whole Foods Market free of charge by directing a request to Cindy McCann, Global Vice President, Investor Relations, Whole Foods Market, Inc., 550 Bowie Street, Austin, TX 78703, Phone: 512-542-0204. Media inquiries can be directed to Brooke Buchanan at Brooke.Buchanan@wholefoods.com, Phone: 512-542-0751.

Certain Participants in the Solicitation

Whole Foods Market, its directors and certain of its executive officers and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Whole Foods Market shareholders with respect to shareholder approval of the proposed acquisition of Whole Foods Market. Information regarding the names of Whole Foods Market’s directors and executive officers and their respective interests in Whole Foods Market by security holdings or otherwise is set forth in Whole Foods Market’s Annual Report on Form 10-K for the fiscal year ended September 25, 2016 filed with the SEC on November 18, 2016, Whole Foods Market’s definitive proxy statement for its 2017 Annual Meeting of Shareholders filed with the SEC on January 4, 2017 and Whole Foods Market’s Current Report on Form 8-K dated May 10, 2017. To the extent holdings of such participants in Whole Foods Market’s securities are not reported, or have changed since the amounts described in the proxy statement for the 2017 Annual Meeting of Shareholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals in the proposed transaction will be included in the proxy statement relating to such acquisition when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and Whole Foods Market’s website at http://investor.wholefoodsmarket.com.

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